UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 4, 2023
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505 8800
(Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4,2023, inTEST SE ASIA SDN BHD (“inTEST Asia”), a newly-formed subsidiary of inTEST Corporation (the “Company”), entered into a lease agreement (the “Lease”) with PERFECT PRESS SDN BHD (the “Landlord”) for a 25,000 square foot facility located in Simpang Ampat, Pulau Pinang, Malaysia. The Lease has a term commencing on April 1, 2024 and ending on March 31, 2027. Under the terms of the Lease, inTEST Asia will pay the Landlord a monthly fee of Ringgit Malaysia sixty-five thousand (RM65,000) for the first three years of the Lease.

The Lease includes customary covenants, terms, and conditions, along with an option that may be exercised at the discretion of inTEST Asia to extend the term of the Lease by providing written notice of at least three months prior to expiration of the current term for an additional two years, subject to the terms and conditions described in the Lease. In the event inTEST Asia terminates the Lease due to the Landlord’s breach of the Lease, as further described in the Lease, a sum equivalent to the amount of the security deposit or Ringgit Malaysia one hundred and ninety-five thousand (RM195,000) will be deemed payable by the Landlord as liquidated damages.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Lease, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Information.

On December 6, 2023, the Company issued a press release regarding the entry into the Lease. A copy of the press release is attached hereto as Exhibit 99.1 to this Current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Lease Agreement, dated December 4, 2023, between inTEST SE ASIA SDN BHD and PERFECT PRESS SDN BHD.
99.1	Press Release Dated December 6, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   December 6, 2023